UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

TISHMAN SPEYER INNOVATION CORP. II

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED OCTOBER 24, 2022

LETTER TO STOCKHOLDERS OF TISHMAN SPEYER INNOVATION CORP. II

Rockefeller Center

45 Rockefeller Plaza

New York, New York 10111

(212) 715-0300

October     , 2022

Dear Stockholder:

We are pleased to invite you to attend a special meeting of stockholders of Tishman Speyer Innovation Corp. II, a Delaware Corporation (the “Company”, “we”, “us” or “our”), to be held on                , 2022, at             a.m., Eastern Time, via the Internet or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Special Meeting”). The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/tsibcorp/2022 and entering the control number found on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.

The attached Notice of the Special Meeting of the stockholders and proxy statement contain details of the business to be conducted at the Special Meeting and provide information about the Company that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated         , 2022 and is first being mailed to stockholders on or about that date, the Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 – First Charter Amendment Proposal – To adopt an amendment (the “First Amendment”) to the Company’s amended and restated certificate of incorporation (the “Charter”) as set forth in paragraphs 4 and 6 of Annex A of the accompanying proxy statement to change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination (a “Business Combination”) from February 17, 2023 (the “Original Termination Date”) to                 , 2022 (the “Amended Termination Date”) (the “First Charter Amendment Proposal”);

2.

Proposal No. 2 – Second Charter Amendment Proposal – To adopt an amendment (the “Second Amendment”) to the Charter as set forth in paragraphs 5, 7, 8 and 9 of Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem Offering Shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Offering Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Second Charter Amendment Proposal”, and together with the First Charter Amendment Proposal, the “Charter Amendment Proposals”);

3.

Proposal No. 3 – Trust Amendment Proposal – To amend the Investment Management Trust Agreement, dated February 11, 2021 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal”); and

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4.

Proposal No. 4 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates if necessary or appropriate (as determined by our Board of Directors (the “Board”) or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the other items of business identified above, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the first and second items of business identified above (the “Adjournment Proposal”).

The Company will transact no other business at the Special Meeting, except such business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Each of the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposals, the Trust Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) included as part of the units sold in the IPO (the “Offering Shares”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-outstanding Offering Shares, which redemption will completely extinguish rights of the holders of such Offering Shares (the “Public Stockholders”) (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

If the First Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption (as defined below); (iii) as promptly as reasonably possible, but not more than ten days thereafter, complete the redemption of all remaining issued and outstanding Offering Shares not redeemed in the Voluntary Redemption, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less $100,000 of such interest, if any, to pay dissolution expenses), divided by the number of then-outstanding Offering Shares; and (iv) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial business combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the date that is the later of the Original Termination Date and such later date as may be approved by the Company’s stockholders in accordance with Charter, if the aforementioned termination letter has not been received by Continental prior to such date.

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If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial business combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company is unable to find a suitable initial business combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed business combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination Activity.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Offering Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date.

The purpose of the First Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Stockholders may elect to redeem all or a portion of their Offering Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the First Charter Amendment Proposal (the “Voluntary Redemption”), without having to wait for approximately another three months to do so; (ii) the Company will be obligated to redeem all remaining issued and outstanding Offering Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Redemption”) and, subject to the approval of the Company’s remaining stockholders after completion of the Post-Amendment Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Redemption, which will allow the Company to return the funds to its Public Stockholders earlier and enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the Company’s initial public offering were units (each, a “Unit”) comprised of one share of Class A Common Stock and one-fifth of one redeemable warrant (a “Public Warrant”). The Company plans to voluntarily delist the Units, Class A Common Stock and Public Warrants from The Nasdaq Capital Market (the “Nasdaq”) as soon as practicable after completion of the Post-Amendment Redemption, subject to the rules of the Nasdaq and the Charter.

The purpose of the Second Charter Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Offering Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions in the Voluntary Redemption irrespective of the Redemption Limitation.

For further details about the reasons for the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The First Charter

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Amendment Proposal — Reasons for the First Charter Amendment Proposal”, “Proposal No. 2 — The Second Amendment Proposal — Reasons for the Second Charter Amendment Proposal” and “Proposal No. 3 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal”, respectively, of the accompanying proxy statement.

The Company reserves the right to move to adjourn the Special Meeting without setting an exact date to reconvene in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposals and/or the Trust Amendment Proposal. In that event, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the Charter Amendment Proposals or the Trust Amendment Proposal.

The Board has fixed the close of business on November 7, 2022 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Class A Common Stock and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

As described above, pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Offering Shares for cash if the First Charter Amendment Proposal is approved and implemented. Public Stockholders may elect to redeem all or a portion of their Offering Shares even if they vote FOR the First Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $         (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of $         as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less $100,000 of such interest, if any, to pay dissolution expenses), divided by the total number of then-outstanding Offering Shares. The closing price of the Class A Common Stock on the Nasdaq on the Record Date was $         . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $         more per share than if the shares were sold in the open market. The Company cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

The approval of the First Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Second Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. Each of the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the

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Original Termination Date, the Board has determined that the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Adjournment Proposal is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal at the Special Meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR STOCK CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (“DEPOSIT WITHDRAWAL AT CUSTODIAN”) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE FIRST CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, OR IF THE SECOND CHARTER AMENDMENT PROPOSAL IS NOT APPROVED AND THE REDEMPTION LIMITATION IS EXCEEDED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

Enclosed is the proxy statement containing important information about the Special Meeting, the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

Sincerely,

Robert J. Speyer

Chief Executive Officer and Chairman of the Board of Directors

This proxy statement is dated    , 2022

and is first being mailed to our stockholders with the form of proxy on or about    , 2022.

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TISHMAN SPEYER INNOVATION CORP. II

Rockefeller Center

45 Rockefeller Plaza

New York, New York 10111

(212) 715-0300

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON        , 2022

To the Stockholders of Tishman Speyer Innovation Corp. II:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Tishman Speyer Innovation Corp. II, a Delaware corporation (the “Company”, “we”, “us” or “our”) will be held on                 , 2022, at        a.m., Eastern Time, via the Internet or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Special Meeting”). The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/tsibcorp/2022 and entering the control number found on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.

You are invited to attend the Special Meeting that will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 – First Charter Amendment Proposal – To adopt an amendment (the “First Amendment”) to the Company’s amended and restated certificate of incorporation (the “Charter”) as set forth in paragraphs 4 and 6 of Annex A of the accompanying proxy statement to change the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination (a “Business Combination”) from February 17, 2023 (the “Original Termination Date”) to        , 2022 (the “Amended Termination Date”) (the “First Charter Amendment Proposal”);

2.

Proposal No. 2 – Second Charter Amendment Proposal – To adopt an amendment (the “Second Amendment”) to the Charter as set forth in paragraphs 5, 7, 8 and 9 of Annex A of the accompanying proxy statement to eliminate from the Charter the limitation that the Company may not redeem Offering Shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Offering Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Second Charter Amendment Proposal”, and together with the First Charter Amendment Proposal, the “Charter Amendment Proposals”);

3.

Proposal No. 3 – Trust Amendment Proposal – To amend the Investment Management Trust Agreement, dated February 11, 2021 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “IPO”) (the “Trust Account”) to the Amended Termination Date (the “Trust Amendment Proposal”); and

4.

Proposal No. 4 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates if necessary or appropriate (as determined by our Board of Directors (the “Board”) or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the other items of business identified above, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the first and second items of business identified above (the “Adjournment Proposal”).

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Each of the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Neither the Second Charter Amendment Proposal nor the Adjournment Proposal are conditioned upon the approval of any other proposal.

The purpose of the First Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Stockholders (as defined below) may elect to redeem all or a portion of their Offering Shares (as defined below) in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the First Charter Amendment Proposal (the “Voluntary Redemption”), without having to wait for approximately another three months to do so; (ii) the Company will be obligated to redeem all remaining issued and outstanding Offering Shares not redeemed in the Voluntary Redemption as promptly as reasonably possible but not more than ten business days after the Amended Termination Date (the “Post-Amendment Redemption”) and, subject to the approval of the Company’s remaining stockholders after completion of the Post-Amendment Redemption and the Board, liquidate and dissolve as promptly as reasonably possible after completion of the Post-Amendment Redemption, which will allow the Company to return the funds to its Public Stockholders earlier and enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit; and (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date. The securities offered in the Company’s initial public offering were units (each, a “Unit”) comprised of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and one-fifth of one redeemable warrant (a “Public Warrant”). The Company plans to voluntarily delist the Units, Class A Common Stock and Public Warrants from The Nasdaq Capital Market (the “Nasdaq”) as soon as practicable after completion of the Post-Amendment Redemption, subject to the rules of the Nasdaq and the Charter.

The purpose of the Second Charter Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Offering Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions in the Voluntary Redemption irrespective of the Redemption Limitation.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The Board has fixed the close of business on November 7, 2022 (the “Record Date”) as the record date for determining the Company’s stockholders entitled to receive notice of, and vote at, the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Class A Common Stock and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

As described above, pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of its Offering Shares for cash if the First Charter Amendment Proposal is approved and implemented. Public Stockholders may elect to redeem all or a portion of their Offering Shares even if they vote FOR the First Charter Amendment Proposal. On the Record Date, the redemption price per share was approximately $        (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of $        as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less $100,000 of such interest, if any, to pay dissolution expenses), divided by the total number of then-outstanding Offering Shares. The closing price of the Class A Common Stock on the Nasdaq on the Record Date

was $        . Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $        more per share than if the shares were sold in the open market. The Company cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares. Public Stockholders will not have their shares redeemed in the Optional Redemption unless either (i) both Charter Amendment Proposals are approved or (ii) the First Charter Amendment Proposal is approved, the Second Amendment Proposal is not approved and the Redemption Limitation is not exceeded.

If the First Charter Amendment Proposal is not approved or implemented, and the Company does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Company’s Class A Common Stock included as part of the units sold in the IPO (the “Offering Shares”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, less an amount up to $100,000 of interest to pay dissolution expenses, by (B) the total number of then-outstanding Offering Shares, and such redemption will completely extinguish rights of the holders of such Offering Shares (the “Public Stockholders”) (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

TO EXERCISE YOUR REDEMPTION RIGHTS IN RESPECT TO THE VOLUNTARY REDEMPTION, YOU MUST DEMAND IN WRITING THAT YOUR SHARES OF CLASS A COMMON STOCK BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR STOCK CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE SUCH REDEMPTION RIGHTS. IF THE FIRST CHARTER AMENDMENT PROPOSAL IS NOT APPROVED OR IMPLEMENTED, OR IF THE SECOND CHARTER AMENDMENT PROPOSAL IS NOT APPROVED AND THE REDEMPTION LIMITATION IS EXCEEDED, THEN THESE SHARES SHALL NOT BE REDEEMED AND SHALL BE RETURNED TO YOU OR YOUR ACCOUNT.

The approval of the First Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class.

The approval of the Second Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class. Each of the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then-outstanding shares of Class A Common Stock and Class B Common Stock present at the Special Meeting and entitled to vote thereon, voting together as a single class.

Record holders of common stock at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting. On the Record Date, there were        issued and outstanding shares of Class A Common Stock        and issued and outstanding shares of Class B Common Stock. Voting on all resolutions at the Special Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each stockholder’s name which are voted, with each share carrying one vote.

As of the date of the proxy statement, Tishman Speyer Innovation Sponsor II, L.L.C. (the “Sponsor”) and our independent directors hold approximately 20% of our issued and outstanding common stock and have not purchased any Offering Shares but may do so at any time. In addition to these shares, (i) approval of the First Charter Amendment Proposal will require the affirmative vote of at least 16,875,000 shares of common stock held by the Public Stockholders (or approximately 56.3% of the Class A Common Stock); (ii) approval of the Second Charter Amendment Proposal will require the affirmative vote of at least 16,875,000 shares of common stock held by the Public Stockholders (or approximately 56.3% of the Class A Common Stock); (iii) approval of the Trust Amendment Proposal will require the affirmative vote of at least 16,875,000 shares of common stock held by the Public Stockholders (or approximately 56.3% of the Class A Common Stock); and (iv) approval of the Adjournment Proposal will require the affirmative vote of at least 11,250,001 shares of Class A Common Stock held by the Public Stockholders (or approximately 37.5% of the Class A Common Stock) if all outstanding shares of Common Stock are represented at the Special Meeting and cast votes, and no additional vote from the Public Stockholders if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Special Meeting. Submitting a proxy now will NOT prevent you from being able to attend and vote during the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Special Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Special Meeting.

Enclosed is the proxy statement containing important information about the Special Meeting, the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

If you have any questions or need assistance voting your common stock, please contact Innisfree M&A Incorporated, the Company’s proxy solicitor, by calling (877) 750-5836 (toll-free), or banks and brokers can call (212) 750-5833.

This Notice of Special Meeting and the accompanying proxy statement are dated        , 2022 and are first being mailed to stockholders on or about that date.

By order of the Board of Directors,

Robert J. Speyer

Chief Executive Officer and Chairman of the Board of Directors

October        , 2022

v

i

ii

TISHMAN SPEYER INNOVATION CORP. II

FOR A SPECIAL MEETING OF STOCKHOLDERS

To be held at         a.m., local time, on        , 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of the Company with respect to, among other things, the Company’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to complete a Business Combination or amend the date by which we must cease all operations if we fail to complete a Business Combination to the Amended Termination Date;

•	the Trust Account not being subject to claims of third parties;

•	the market price and liquidity of the shares of Class A Common Stock;

•	the per-share redemption price; and

•	the timing of the Post-Amendment Redemption and our liquidation, dissolution and delisting.

While forward-looking statements reflect the Company’s good-faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in the Company’s final prospectus, as filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2021, in our Annual Report on Form 10-K for the year ended December 31, 2021 and in other reports filed by the Company with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to the Company’s stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Special Meeting and the voting procedures for the Special Meeting, which will be held on                 , 2022, at                 a.m., Eastern Time. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/tsibcorp/2022 and entering the control number found on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.

Q:	Why am I receiving this proxy statement?

A:

The Company is a blank-check company incorporated in Delaware on November 12, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Following the closing of the IPO on February 17, 2021 and the concurrent sale of warrants to our Sponsor (the “Private Placement Warrants”), an amount of $300,000,000 from the net proceeds from the IPO and the sale of Private Placement Warrants was placed in the Trust Account.

Like most blank-check companies, the Charter provides for the return of the IPO proceeds held in an associated trust account to the Public Stockholders if there is no qualifying business combination(s) consummated within 24 months after the date of the closing of the IPO (i.e., by the Original Termination Date).

On August 16, 2022, President Biden signed into law the Inflation Reduction Act (the “IRA”), which, among other things, imposes a 1% excise tax (the “Excise Tax”) on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Offering Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date.

The purpose of the First Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Stockholders may elect to redeem all or a portion of their Offering Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the First Charter Amendment Proposal, without having to wait for approximately another three months to do so; (ii) the Company will be obligated to redeem all issued and outstanding Offering Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in 2022, before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit; (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date; and (iv) subject to the approval of the Company’s then-remaining stockholders after completion of the Post-Amendment Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Post-Amendment Redemption. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and

Units from the Nasdaq as soon as practicable after completion of the Post-Amendment Redemption, subject to the rules of the Nasdaq and the Charter.

The purpose of the Second Charter Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Offering Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions in the Voluntary Redemption irrespective of the Redemption Limitation.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders. On this basis, we believe that it is in the best interests of our stockholders to amend the Charter and the Trust Agreement to change the Original Termination Date to the Amended Termination Date and amend the Charter to remove the Redemption Limitation and are therefore holding this Special Meeting.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on                , 2022, at a.m., Eastern Time, or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/tsibcorp/2022 and entering the control number found on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.

Q:	How do I vote?

A:

If you were a holder of record of shares of Class A Common Stock or Class B Common Stock on the close of business on November 7, 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Special Meeting virtually so that your shares will be voted if you are unable to attend the Special Meeting virtually. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by        a.m., Eastern Time,                 on                 , 2022, being 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Adjournment Proposal is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal at the Special Meeting.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/tsibcorp/2022 and entering the control number found on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. Please see the question “How do I attend the Special Meeting virtually” below for further information on how to attend the Special Meeting virtually.

Q:	How do I attend the Special Meeting virtually?

A:

If you are a registered stockholder, you will receive a proxy card from Continental. The form contains instructions on how to attend the Special Meeting virtually including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Special Meeting starting                 , 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by entering the following URL address into your browser, https://www.cstproxy.com/tsibcorp/2022, and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact Continental to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, Continental will issue you a guest control number with proof of ownership. In either case, you must contact Continental for specific instructions on how to receive the control number. Continental can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing (800) 450-7155 (toll-free) or (857) 999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply) and when prompted enter the pin number 9162954#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Special Meeting will also be made available.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	The Company’s stockholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 – First Charter Amendment Proposal – To adopt an amendment to the Charter as set forth in paragraphs 4 and 6 of Annex A hereto to change the date by which the Company must consummate a Business Combination from February 17, 2023 to                 , 2022;

2.

Proposal No. 2 – Second Charter Amendment Proposal – To adopt an amendment to the Charter as set forth in paragraphs 5, 7, 8 and 9 of Annex A hereto to eliminate from the Charter the limitation that the Company may not redeem Offering Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act of less than $5,000,001 in order to allow the Company to redeem Offering Shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.

Proposal No. 3 – Trust Amendment Proposal – To amend the Trust Agreement by and between the Company and Continental, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date; and

4.

Proposal No. 4 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates if necessary or appropriate (as determined by our Board or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the other items of business identified above, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the first and second items of business identified above.

Each of the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Neither the Second Amendment Proposal nor the Adjournment Proposal are conditioned upon the approval of any other proposal. For more information, please see “Proposal No. 1 — The First Charter Amendment Proposal,” “Proposal No. 2 — The Second Charter Amendment Proposal,” “Proposal No. 3 — The Trust Amendment Proposal” and “Proposal No. 4 — The Adjournment Proposal.”

After careful consideration, the Board has determined that the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of the Company and its stockholders and what may be best for a director’s personal interests when determining to recommend that stockholders vote for the proposals. See the sections titled “Proposal No. 1 — The First Charter Amendment Proposal — Interests of the Sponsor and the Company’s Officers and Directors”, “Proposal No. 3 — The Trust Amendment Proposal — Interests of the Sponsor and Company’s Officers and Directors”, and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF STOCKHOLDERS IS IMPORTANT. STOCKHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Are the proposals conditioned on one another?

A:

Each of the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Neither the Second Amendment Proposal nor the Adjournment Proposal are conditioned upon the approval of any other proposal. If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the First Charter Amendment Proposal, the Second Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company may move to adjourn the Special Meeting to such later date or dates to permit further solicitation and vote of proxies. The Company also reserves the right to move to adjourn the Special Meeting without setting an exact date to reconvene in the event that the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the First Charter Amendment Proposal, the Second Charter Amendment Proposal and/or the Trust Amendment Proposal. In those events, at the Special Meeting the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal. If the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Q:	Why should I vote “FOR” the First Charter Amendment Proposal and the Trust Amendment Proposal?

A:

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial Business Combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, less up to $100,000 of interest to pay dissolution expenses, by (B) the total number of then-outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of Company’s then-remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law

The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. If the Trust Amendment Proposal is approved, Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Amended Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

In the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class for both the First Charter Amendment Proposal and the Trust Amendment Proposal, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Offering Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date.

The purpose of the First Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Stockholders may elect to redeem all or a portion of their Offering Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the First Charter Amendment Proposal, without having to wait for approximately another three months to do so; (ii) the Company will be obligated to redeem all issued and outstanding Offering Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in 2022, before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit; (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date; and (iv) subject to the approval of the Company’s then-remaining stockholders after completion of the Post-Amendment Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Post-Amendment Redemption. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the Nasdaq as soon as practicable after completion of the Post-Amendment Redemption, subject to the rules of the Nasdaq and the Charter.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the First Charter Amendment Proposal and the Trust Amendment Proposal are in your best interests and recommends that you vote or give instruction to vote “FOR” the First Charter Amendment Proposal and the Trust Amendment Proposal.

For further details about the reasons for the First Charter Amendment Proposal and the Trust Amendment Proposal, see the sections titled “Proposal No. 1 — The First Charter Amendment Proposal — Reasons for the First Charter Amendment Proposal” and “Proposal No. 3 — The Trust Amendment Proposal — Reasons for the Trust Amendment Proposal,” respectively, of this proxy statement.

In the event the First Charter Amendment Proposal and the Trust Amendment Proposal are not approved or implemented and the Company is unable to complete a business combination on or before the Original Termination Date, the Company will dissolve and liquidate in accordance with the Charter.

Q:	Why should I vote “FOR” the Second Charter Amendment Proposal?

A:

The purpose of the Second Charter Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Offering Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions in the Voluntary Redemption irrespective of the Redemption Limitation and recommends that you vote or give instruction to vote “FOR” the Second Charter Amendment Proposal.

For further details about the reasons for the Second Charter Amendment Proposal, see the section titled “Proposal No. 2 — The Second Charter Amendment Proposal — Reasons for the Second Charter Amendment Proposal” of this proxy statement.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock to approve the First Charter Amendment Proposal, the Second Charter Amendment Proposal and/or the Trust Amendment Proposal.

In the event that the Special Meeting is not necessary or no longer desirable to proceed with the First Charter Amendment Proposal, the Second Charter Amendment Proposal and/or the Trust Amendment Proposal, the Company will ask its stockholders to vote only upon the Adjournment Proposal and not on the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal.

If presented, the Board recommends that you vote or give instruction to vote “FOR” the Adjournment Proposal.

Q:	What constitutes a quorum?

A:

A quorum of our stockholders is necessary to hold a valid meeting. The presence at the virtual Special Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The shares of the initial stockholders of the Company, including the Sponsor (the “Initial Stockholders”), who own approximately 20% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Stockholders, an additional 11,250,001 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum. Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Special Meeting. If a quorum is not present within half an hour from the time appointed for the Special Meeting to commence or if during the Special Meeting a quorum ceases to be present, the Special Meeting will stand adjourned to the same day in the next week at the same time and place or to such other day, time and/or place as the Board may determine.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:

The approval of the First Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

The approval of the Second Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. The Adjournment Proposal will only be put forth for a vote if either (x) based upon the tabulated vote at the time of the Special Meeting there are not sufficient votes to approve the First Charter Amendment Proposal, the Second Charter Amendment Proposal and/or the Trust Amendment Proposal at the Special Meeting or (y) if the Board determines before the Special Meeting that is not necessary or no longer desirable to proceed with the First Charter Amendment Proposal, the Second Charter Amendment Proposal and/or the Trust Amendment Proposal.

Q:	How will the Initial Stockholders vote?

A:

On the Record Date, the Initial Stockholders owned and were entitled to vote an aggregate of 7,500,000 shares of Common Stock, representing approximately 20% of the Company’s issued and outstanding shares of Common Stock, and plan to vote in favor of each of the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal?

A:

If you do not want the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Special Meeting in person or by proxy, you may vote “AGAINST” the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, and your shares of Common Stock will be counted for the purposes of determining whether the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust

Amendment Proposal or the Adjournment Proposal (as the case may be) is approved.

However, if you fail to return your proxy card, or if you fail to attend the Special Meeting in person or by proxy or do attend the Special Meeting in person or by proxy but “ABSTAIN” or otherwise fail to vote at the Special Meeting, (a) with respect to the Adjournment Proposal, your shares of Common Stock will not be counted for the purposes of determining whether the Adjournment Proposal is approved and your shares of Common Stock which are not voted at the Special Meeting will have no effect on the outcome of such votes and (b) with respect to the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal, your shares of Common Stock will have the effect of a vote “AGAINST” the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal (as the case may be) at the Special Meeting.

If the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:	If the Charter Amendment Proposals are approved, what happens next?

A:

If the First Charter Amendment Proposal is approved and implemented, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days thereafter, complete the Post-Amendment Redemption; and (iv) as promptly as reasonably possible following such redemption, and subject to the approval of the Company’s then-remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the Nasdaq as soon as practicable after completion of the Post-Amendment Redemption, subject to the rules of the Nasdaq and the Charter.

In addition, if the First Charter Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to redeemed Offering Shares in the Voluntary Redemption will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates.

The above paragraph assumes the Trust Amendment Proposal is also approved as each of the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on approval of each other.

Q:	What happens if the First Charter Amendment Proposal is not approved?

A:

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the First Charter Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the First Charter Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the First Charter Amendment Proposal.

If the First Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, less up to $100,000 of interest to pay dissolution expenses, by (B) the total number of then-outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of Company’s then-remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

In addition, each of the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

Q:	What happens if the Second Charter Amendment Proposal is not approved?

A:

If the First Charter Amendment Proposal is approved but the Second Charter Amendment Proposal is not approved, we will not redeem Offering Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Second Charter Amendment Proposal is not approved and we receive notice of redemption of Offering Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Offering Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Second Charter Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments to our Charter and we will not redeem any Offering Shares in the Voluntary Redemption. In such case, Offering Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Offering Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination date.

Q:	If I vote for or against the First Charter Amendment Proposal, can I request that my shares be redeemed?

A:

Yes. Whether you vote “FOR” or “AGAINST” the First Charter Amendment Proposal, or do not vote at all, you may elect to redeem your Offering Shares, provided that the First Charter Amendment Proposal is approved. You will need to submit a redemption request for your Offering Shares if you choose to redeem. Please see the question “How do I exercise my redemption rights?” below for further information on how to exercise redemption rights.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in Business Combination transactions involving SPACs and private operating companies, the condensed financial statement requirements applicable to transactions involving shell companies, the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions, the potential liability of certain participants in proposed Business Combination transactions and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), on October 24, 2022 the Company decided to instruct Continental to hold all funds in the Trust Account in cash until the earlier of the consummation of an initial Business Combination and the liquidation of the Company.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Stockholders of record may (i) send a later-dated, signed proxy card to Continental, the transfer agent, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Special Meeting virtually, revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the Board at the Company’s address at Rockefeller Center 45 Rockefeller Plaza, New York, New York 10111, which must be received by the Board prior to the vote at the Special Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

Q:	How are votes counted?

A:

Voting on all resolutions at the Special Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each stockholder’s name which are voted, with each share of Common Stock carrying one vote.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and “ABSTAIN”. Stockholders who attend the Special Meeting, either virtually or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of shares of Common Stock held by such stockholders will be counted) for the purposes of determining whether a quorum is present at the Special Meeting.

At the Special Meeting, both votes which are actually cast “FOR” or “AGAINST” the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal (as the case may be) is approved. Abstentions, while considered present for the purposes of establishing a quorum, (a) will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	If my shares are held in “street name,” will my bank, broker or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a bank, broker or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your bank, broker or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to the Company or by voting virtually online at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your bank, broker or other nominee. If you wish to attend the Special Meeting virtually and vote online you must obtain a legal proxy and e-mail a copy (a legible photograph is sufficient) of your proxy to Continental, the transfer agent, at proxy@continentalstock.com no later than 72 hours prior to the Special Meeting. Holders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Special Meeting virtually.

Under the rules of the Nasdaq, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that the Nasdaq determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Special Meeting are “non-routine” matters and therefore, the Company does not expect there to be any broker non-votes at the Special Meeting.

If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee on how to vote your shares, your bank, broker or other nominee will not vote your shares on the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Special Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal?

A:

Yes. After careful consideration of all relevant factors, the Board has determined that the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal are in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the First Charter Amendment Proposal?

A:

Aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. For more details, see the sections entitled “Proposal No. 1 — The First Charter Amendment Proposal — Interests of the Sponsor and the Company’s Officers and Directors,” “Proposal No. 3 — The Trust Amendment Proposal — Interests of the Sponsor and the Company’s Officers and Directors,” and “Beneficial Ownership of Securities” of this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Charter Amendment Proposals?

A:	No. There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with the Charter Amendment Proposals.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the bank, broker or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a Public Stockholder and wish to exercise your right to redeem your Class A Common Stock in connection with the Voluntary Redemption, you must:

(a)	hold Class A Common Stock;

(b)	submit a written request to Continental, the transfer agent, in which you request that the Company redeem all or a portion of your Class A Common Stock for cash; and

(c)

tender your Class A Common Stock by either delivering your share certificate (if any) and other redemption forms to Continental or by delivering your Offering Shares electronically using the Depository Trust Company’s DWAC system. Continental’s address is listed under the question “Who can help answer my questions?” below.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on        , 2022 (two business days before the Special Meeting) in order for their shares to be redeemed.

If you hold your Offering Shares in “street name”, you will have to coordinate with your bank, broker or other nominee to have the shares you beneficially own certificated and delivered electronically.

In connection with the approval of the First Charter Amendment Proposal, any Public Stockholder will be entitled to request that their Offering Shares be redeemed for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Special Meeting, divided by the number of then-outstanding Offering Shares. As of the Record Date, this would have amounted to approximately $                per Offering Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our Public Stockholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to the Public Shareholders electing to redeem their Class A Common Stock in the Voluntary Redemption will be distributed promptly after the Special Meeting.

Any request for Voluntary Redemption, once made by a Public Stockholder, may be withdrawn (with the consent of the Board (which they may do in whole or part)) at any time up to 5:00 p.m., Eastern Time, on        , 2022 (the “Voluntary Redemption Withdrawal Deadline”). If you deliver your shares (and share certificates (if any) and other redemption forms) for Voluntary Redemption to Continental, the transfer agent, and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that the Company instruct Continental to return the shares. We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). Such a request must be made by contacting Continental at the address listed under the question “Who can help answer my questions?” below.

Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by Continental prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption, and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered to Continental prior to 5:00 p.m., Eastern Time, on        , 2022 (two days before the Special Meeting).

If a Public Stockholder properly makes a request for Voluntary Redemption and the shares of Class A Common Stock are tendered or delivered as described above and the First Charter Amendment Proposal is approved and implemented, then, the Company will redeem such Class A Common Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Special Meeting.

If a Public Stockholder exercises their redemption rights in connection with the Voluntary Redemption, then they will be exchanging their Class A Common Stock for cash and will no longer own those shares.

In addition, if the First Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all outstanding Offering Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the First Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Post-Amendment Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less $100,000 of such interest, if any, to pay dissolution expenses), divided by the number of the issued and outstanding Offering Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Offering Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these remaining Offering Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares to Continental. Beneficial owners of such Offering Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Post-Amendment Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

If the First Charter Amendment Proposal is not approved or implemented, or if the Second Charter Amendment Proposal is not approved and the Redemption Limitation is exceeded, then these shares shall not be redeemed and shall be returned to you or your account.

The above paragraphs assume the Trust Amendment Proposal is also approved as each the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on approval of each other.

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:

You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:

The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Innisfree a fee of $15,000 in connection with such services in connection with the Special Meeting. We will also reimburse Innisfree for reasonable out-of-pocket expenses and will indemnify Innisfree and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of shares of Class A Common Stock and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders may call toll free: (877) 750-5836

Banks and Brokers may call collect: (212) 750-5833

You also may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Stockholder and you intend to seek redemption of your shares, you will need to deliver your shares of Class A Common Stock (electronically) (and stock certificate (if any) and other redemption forms) to Continental at the address below prior to 5:00 p.m., Eastern Time, on                 , 2022 (two business days prior to the date of the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Mark Zimkind

E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF STOCKHOLDERS

This proxy statement is being provided to the Company’s stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting of the Company’s stockholders to be held on                 , 2022, and at any adjournment thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about                 , 2022 to all stockholders of record of the Company as of the close of business on                 , 2022, the Record Date for the Special Meeting. Stockholders of record who owned shares of Common Stock at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held on                 , 2022 at        a.m., Eastern Time, or at such other time and on such other date to which the meeting may be adjourned or postponed. The Special Meeting will be held via the Internet and will be a completely virtual meeting of stockholders. The virtual meeting format allows attendance from any location in the world. You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/tsibcorp/2022 and entering the control number found on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting.

You can pre-register to attend the virtual Special Meeting starting                 , 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date), by entering the following URL address into your browser https://www.cstproxy.com/tsibcorp/2022 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Special Meeting. At the start of the Special Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Special Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact Continental, the transfer agent to receive a control number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, Continental will issue you a guest control number with proof of ownership. Either way you must contact Continental for specific instructions on how to receive the control number. Continental can be contacted at (917) 262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing (800) 450-7155 (toll-free) or (857) 999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply) and when prompted enter the pin number 9162954#. Please note that you will not be able to vote or ask questions at the Special Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Special Meeting will also be made available.

The Proposals at the Special Meeting

At the Special Meeting, the Company’s stockholders will consider and vote on the following proposals:

1.

Proposal No. 1 – First Charter Amendment Proposal – To adopt an amendment to the Charter as set forth in paragraphs 4 and 6 of Annex A hereto to change the date by which the Company must consummate a Business Combination from February 17, 2023 to                 , 2022;

2.

Proposal No. 2 – Second Charter Amendment Proposal – To adopt an amendment to the Charter as set forth in paragraphs 5, 7, 8 and 9 of Annex A hereto to eliminate from the Charter the limitation that the Company may not redeem Offering Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem Offering Shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.

Proposal No. 3 – Trust Amendment Proposal – To amend the Trust Agreement by and between the Company and Continental, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date; and

4.

Proposal No. 4 – Adjournment Proposal – To adjourn the Special Meeting to a later date or dates if necessary or appropriate (as determined by the Board or the chairperson of the meeting), including to solicit additional proxies to vote in favor of the other items of business identified above, in the event that there are insufficient votes at the time of the meeting to establish a quorum or approve the first and second items of business identified above.

Each of the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Neither the Second Charter Amendment Proposal nor the Adjournment Proposal are conditioned upon the approval of any other proposal. If the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal are approved at the Special Meeting, the Adjournment Proposal will not be presented.

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of Common Stock at the close of business on November 7, 2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your bank, broker or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 37,500,000 issued and outstanding shares of Common Stock, of which 30,000,000 shares of Class A Common Stock are held by the Public Stockholders and 7,500,000 shares of Class B Common Stock are held by the Initial Stockholders.

Recommendation of the Board

THE BOARD RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum

The presence, in person virtually or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting constitutes a quorum at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum. The Initial Stockholders, who own approximately 20% of the issued and outstanding shares of Common Stock as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Stockholders, an additional 11,250,001 shares of Common Stock held by the Public Stockholders would be required to be present at the Special Meeting to achieve a quorum.

Abstentions and Broker Non-Votes

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore (a) will have no effect on the outcome of the vote on the Adjournment Proposal; and (b) will have the effect of a vote “AGAINST” the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal at the Special Meeting.

Under the Nasdaq rules, if a stockholder holds their shares in “street” name through a bank, broker or other nominee and the stockholder does not instruct their bank, broker or other nominee how to vote their shares on a proposal, the bank, broker or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholder, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Special Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote the shares you beneficially own on any of the proposals to be voted on at the Special Meeting without your instruction.

Because all of the proposals to be voted on at the Special Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the Special Meeting.

Vote Required for Approval

The approval of the First Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

The approval of the Second Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting.

Voting Your Shares

If you were a holder of record of shares of Common Stock as of the close of business on November 7, 2022, the Record Date for the Special Meeting, you may vote with respect to the proposals virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of shares of Common Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your shares of Common Stock at the Special Meeting:

Voting by Mail. By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Special Meeting virtually so that your shares will be voted if you are unable to attend the Special Meeting virtually. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by     a.m., Eastern Time, on                 , 2022, being 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Special Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Special Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Special Meeting or whether the Adjournment Proposal (as the case may be) is approved by the requisite votes; and (ii) will have the effect of a vote “AGAINST” the First Charter Amendment Proposal, the Second Charter Amendment Proposal and the Trust Amendment Proposal at the Special Meeting.

Voting Electronically. You may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/tsibcorp/2022 and entering the control number found on your proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the Special Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact Continental, the transfer agent, for specific instructions on how to receive the control number. Continental can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

Revoking Your Proxy

If you are a stockholder of record and give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•

you may send a later-dated, signed proxy card to Continental, the transfer agent, which shall be received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•

you may notify the Board in writing to Tishman Speyer Innovation Corp. II, Rockefeller Center 45 Rockefeller Plaza New York, New York 10111, before the Special Meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy, and vote in person, as indicated above.

However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the First Charter Amendment Proposal, the Second Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal. The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, absent any express instructions to the contrary, the individual(s) named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Who Can Answer Your Questions about Voting

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Common Stock, you may call Innisfree, our proxy solicitor, by calling (877) 750-5836 (toll-free), or banks and brokers can call (212) 750-5833.

Redemption Rights

Pursuant to the Charter, in connection with the approval of the First Charter Amendment Proposal, the Company’s Public Stockholders may demand that the Company redeem their Offering Shares for a full pro rata portion of the Trust Account regardless of whether they vote for or against, or whether they abstain from voting on, the First Charter Amendment Proposal. If a holder properly seeks redemption as described in this section and the First Charter Amendment Proposal is approved and implemented, the Company will redeem these shares for a pro rata portion of funds deposited in the Trust Account, and the holder will no longer own these shares following the redemption. If you are a Public Stockholder and wish to exercise your right to redeem your Class A Common Stock in connection with the Voluntary Redemption, you must:

(a)	hold Class A Common Stock;

(b)	submit a written request to Continental, the transfer agent, in which you request that the Company redeem all or a portion of your Class A Common Stock for cash; and

(c)

tender your Class A Common Stock by either delivering your share certificate (if any) and other redemption forms to Continental or by delivering your Offering Shares electronically using the Depository Trust Company’s DWAC system. Continental’s address is listed under the question “Who can help answer my questions?” above.

If the First Charter Amendment Proposal is approved but the Second Charter Amendment Proposal is not approved, we will not redeem Offering Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Second Charter Amendment Proposal is not approved and we receive notice of redemption of Offering Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Offering Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Second Charter Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments to our Charter and we will not redeem any Offering Shares in the Voluntary Redemption. In such case, Offering Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Offering Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination date.

Holders who intend to exercise their redemption rights in connection with the Voluntary Redemption must complete the procedures for electing to redeem their shares of Class A Common Stock in the manner described above prior to 5:00 p.m., Eastern Time, on             , 2022 (two business days before the Stockholder Meeting) in order for their shares to be redeemed.

If you hold your shares in “street name,” you will have to coordinate with your bank to have your shares certificated or delivered electronically. Shares of the Company’s Class A Common Stock that have not been tendered in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the Depository Trust Company’s DWAC system. Continental will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

Any request for Voluntary Redemption, once made by a Public Stockholder, may be withdrawn (with the consent of the Board (which they may do in whole or part)) at any time up to 5:00 p.m., Eastern Time, on              , 2022 (the Voluntary Redemption Withdrawal Deadline). If you deliver your shares (and share certificates (if any) and other redemption forms) for Voluntary Redemption to Continental, the transfer agent, and later decide not to elect redemption, you may request before the Voluntary Redemption Withdrawal Deadline that the Company instruct Continental to return the shares. We will be required to honor such request only if made prior to the Voluntary Redemption Withdrawal Deadline. After this time, a request for Voluntary Redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights in connection with the Voluntary Redemption must be received by Continental prior to the deadline for exercising redemption requests in connection with the Voluntary Redemption, and, thereafter, prior to the Voluntary Redemption Withdrawal Deadline. No request for such redemption will be honored unless the holder’s shares have been delivered to Continental prior to 5:00 p.m., Eastern Time, on             , 2022 (two days before the Special Meeting).

If a Public Stockholder properly makes a request for Voluntary Redemption and the shares of Class A Common Stock are tendered or delivered as described above and the First Charter Amendment Proposal is approved and implemented, then, the Company will redeem such Class A Common Stock for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Special Meeting. Prior to exercising redemption rights, stockholders should verify the market price of Class A Common Stock as they may receive higher proceeds from the sale of their Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its shares when a stockholder wishes to sell its shares.

If a Public Stockholder exercises their redemption rights in connection with the Voluntary Redemption, then they will be exchanging their Class A Common Stock for cash and will no longer own those shares. A Public Stockholder will be entitled to receive cash for these shares only if they properly demand registration by delivering their shares (and share certificates (if any) and other redemption forms) to Continental, the transfer agent, as described above and the First Charter Amendment Proposal is approved and implemented.

In addition, if the First Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Offering Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the First Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Post-Amendment Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date (after taking into account the Voluntary Redemption), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less $100,000 of such interest, if any, to pay dissolution expenses), divided by the number of the issued and outstanding Offering Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Offering Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Offering Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to Continental. Beneficial owners of such Offering Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Post-Amendment Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

The above paragraph assumes the Trust Amendment Proposal is also approved as each of the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on approval of each other.

For a discussion of certain material U.S. federal income tax considerations, see “Certain Material U.S. Federal Income Tax Considerations.” The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights and Dissenters’ Rights

There are no appraisal rights or dissenters’ rights available to the Company’s stockholders in connection with the First Charter Amendment Proposal or the Second Charter Amendment Proposal.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Innisfree to assist in the solicitation of proxies for the Special Meeting. The Company and its directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will pay Innisfree a fee of $15,000, plus disbursements, reimburse Innisfree for its reasonable out-of-pocket expenses and indemnify Innisfree and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the Company’s proxy solicitor. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE FIRST CHARTER AMENDMENT PROPOSAL

Overview

The Company is proposing to amend and restate its Charter to change the date by which it has to consummate a Business Combination from the Original Termination Date to the Amended Termination Date.

On the Record Date, the redemption price per share was approximately $        (which is expected to be the same approximate amount two business days prior to the Special Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $        as of the Record Date, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less $100,000 of such interest, if any, to pay dissolution expenses), divided by the total number of then-outstanding Offering Shares. The closing price of the shares of Class A Common Stock on the Nasdaq on the Record Date was $        . Accordingly, if the market price of the shares of Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $                more per share than if the shares were sold in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its shares when such stockholders wish to sell their shares.

Reasons for the First Charter Amendment Proposal

The Company is a blank-check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

The Company’s objective is to identify and complete a business combination targeting technology companies focused on the real estate space, and real estate-adjacent technology businesses. After the closing of the IPO in February 2021, and consistent with the Company’s business purpose, the Board and the Company’s management commenced an active search for potential business combination targets, leveraging the Company’s and the Sponsor’s network of relationships and intimate knowledge of the private company marketplace.

As of the date of this proxy statement, the Company’s management has reviewed more than 100 potential targets operating within the real estate industry, including real estate adjacent property technology (“Proptech”) businesses, which we define as those applying innovative digital technologies and technology-enhanced services and solutions to the real estate industry, in connection with the Company’s search for suitable targets.

As of the date of this proxy statement, the Company has not entered into a successful agreement to effectuate a Business Combination with any of the potential targets that it has reviewed due to a variety of reasons, including, among other things: (i) the parties’ inability to reach an agreement on valuation; (ii) the Company’s preliminary assessment of the relevant target company’s business model, customer concentration, competitive landscape and corresponding risks to future financial performance; (iii) the Company’s preliminary assessment of the relevant target company’s ability to execute its business and financial plans and scale its business; and (iv) alternative options available to potential targets, such as, among other things, pursuing a traditional initial public offering, waiting for the capital markets to improve before pursuing a listing, a traditional private placement or external debt financing.

In particular, through its efforts to find a suitable target for a business combination, the Company’s management has encountered material changes in the market valuations of public company transactions since the IPO, creating divergent expectations of valuation between SPACs like the Company and stockholders of the privately owned businesses that may be interested in pursuing a Business Combination. The Board believes such a divergence in expectations will remain the trend in the near to medium term such that the Company will not be able to identify, agree upon and consummate a Business Combination with a suitable target that meets the Company’s criteria for a Business Combination at an acceptable valuation by or before the Original Termination Date. Changes in the regulatory landscape have further affected the Company’s prospects for consummating a Business Combination, including the Excise Tax included in the IRA, the SEC’s proposed rules relating to, among other items, enhancing disclosure in Business Combination transactions involving SPACs and private operating companies and increasing the potential liability of certain participants in proposed Business Combination transactions. The Board considers that the SEC’s proposed rules, if adopted, whether in the form proposed or in revised form, may materially increase the time required to negotiate and complete an initial Business Combination and could further impair the Company’s ability to complete an initial Business Combination by or before the Original Termination Date.

The Charter currently provides that the Company has until the Original Termination Date to complete its initial Business Combination and, if the Company does not complete an initial business combination by the Original Termination Date, it will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, less up to $100,000 of interest to pay dissolution expenses, by (B) the total number of then-outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Board believes that the current provisions of the Charter and the existing Trust Agreement described above were included to protect the Company’s stockholders from having to sustain their investment for an unreasonably long period if the Company were unable to find a suitable initial Business Combination target in the timeframe contemplated by the Charter. However, even though the Board has determined that it is very unlikely that the Company would be able to complete a Business Combination before the Original Termination Date, in the absence of the affirmative vote of at least 65% of the outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class for both the First Charter Amendment Proposal and the Trust Amendment Proposal, to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination, the Company is not permitted by the Charter and the existing Trust Agreement to return the funds in the Trust Account to the Public Stockholders by way of liquidating the Trust Account until after the Original Termination Date, and the Public Stockholders may only exercise their redemption rights in connection with a stockholder vote on a proposed Business Combination or upon the approval of an amendment to any provision of the Charter relating to stockholders’ rights or pre-initial Business Combination activity.

On August 16, 2022, President Biden signed into law the IRA, which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022. The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities trade on the Nasdaq, we are a “covered corporation” within the meaning of the IRA. While not free from doubt, absent any further guidance, there is significant risk that the Excise Tax will apply to any redemptions of our Offering Shares after December 31, 2022, including redemptions made if we are unable to consummate a Business Combination by or before the Original Termination Date.

The purpose of the First Charter Amendment Proposal and the Trust Amendment Proposal is to change the Original Termination Date to the Amended Termination Date such that (i) the Public Stockholders may elect to redeem all or a portion of their Offering Shares in exchange for their pro rata portion of the funds held in the Trust Account in connection with the approval of the First Charter Amendment Proposal, without having to wait for approximately another three months to do so; (ii) the Company will be obligated to redeem all issued and outstanding Offering Shares as promptly as reasonably possible but not more than ten business days after the

Amended Termination Date which will allow the Company to return the funds to its Public Stockholders in 2022, before the Excise Tax begins to apply to stock repurchases and redemptions in 2023, to enable these stockholders to recover their investment sooner and deploy such returned funds as they see fit; (iii) Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date; and (iv) subject to the approval of the Company’s then-remaining stockholders after completion of the Post-Amendment Redemption and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law, as promptly as reasonably possible after completion of the Post-Amendment Redemption. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the Nasdaq as soon as practicable after completion of the Post-Amendment Redemption, subject to the rules of the Nasdaq and the Charter.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the First Charter Amendment Proposal is in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the First Charter Amendment Proposal.

If the First Charter Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the First Charter Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the First Charter Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the First Charter Amendment Proposal.

If the First Charter Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Charter, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, and subject to the approval of Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

Further, if the First Charter Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date.

In addition, each of the First Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

If the First Charter Amendment Proposal Is Approved

If the First Charter Amendment Proposal is approved and implemented, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will (i) immediately after the Special Meeting, cease all operations, except for the purpose of winding up; (ii) as promptly as reasonably possible, complete the Voluntary Redemption; (iii) as promptly as reasonably possible but not more than ten business days after the Amended Termination Date, complete the Post-Amendment Redemption; and (iv) as promptly as reasonably possible following such redemption, and subject to the approval of the Company’s then remaining stockholders and the Board, in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. The Company also plans to voluntarily delist the Class A Common Stock, Public Warrants and Units from the Nasdaq as soon as practicable after completion of the Post-Amendment Redemption, subject to the rules of the Nasdaq and the Charter.

Interests of the Sponsor and the Company’s Officers and Directors

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the First Charter Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the First Charter Amendment Proposal:

•

the fact that the Sponsor and the Company’s officers and directors have agreed not to redeem any shares of Common Stock held by them in connection with a stockholder vote to approve a Business Combination or the First Charter Amendment Proposal. Therefore, the 5,334,334 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $8,000,000, and the 7,500,000 shares of Class B Common Stock held by the Initial Stockholders, for which they paid $25,000 will become worthless if the Company is not able to consummate a Business Combination within the required time period;

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Offering Shares) held by them;

•

the fact that the Sponsor and the Company’s officers and directors will only be reimbursed for any loans extended, fees due or out-of-pocket expenses either (i) prior to the consummation of an initial Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of an initial Business Combination. As of             , 2022, the Company had cash of $        remaining outside of the Trust Account. As of the date of this proxy statement, the Sponsor and the Company’s officers and directors and their affiliates had incurred approximately $ of unpaid reimbursable fees and expenses. Such amount will continue to increase if the First Charter Amendment Proposal is not approved and implemented; and

•

the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below (i) $10.00 per Offering Share or (ii) such lesser amount per Offering Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay its taxes, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company or a prospective target business, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Redemption Rights

Pursuant to the Charter, in connection with the approval of the First Charter Amendment Proposal, the Company’s Public Stockholders may demand that the Company redeem their Offering Shares for a full pro rata portion of the Trust Account, regardless of whether they vote for or against, or whether they abstain from voting on, the First Charter Amendment Proposal. If the First Charter Amendment Proposal is approved but the Second Charter Amendment Proposal is not approved, we will not redeem Offering Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets.

Notwithstanding the foregoing, if the First Charter Amendment Proposal is approved, and because the Company will not be able to complete an initial Business Combination by the Amended Termination Date, the Company will be obligated to complete the redemption of all the issued and outstanding Offering Shares as promptly as reasonably possible but not more than ten business days after the Amended Termination Date. Therefore, no action is required on your part in order to redeem your shares. As a result of approving the First Charter Amendment Proposal and the Trust Amendment Proposal, your shares will be automatically redeemed as part of the Post-Amendment Redemption at a per-share price, payable in cash, equal to the aggregate amount on deposit in the Trust Account as of the Amended Termination Date, divided by the number of the issued and outstanding Offering Shares. As of the close of business on the Amended Termination Date, all issued and outstanding Offering Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The redemption amount will be payable to the holders of these Offering Shares upon presentation of their respective stock certificates (if any) and other redemption forms or other delivery of their shares (and stock certificate (if any) and other redemption forms) to Continental, the transfer agent. Beneficial owners of such Offering Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. Upon the completion of the Post-Amendment Redemption, the Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any) will be extinguished.

The consequences of a redemption to any particular stockholder will depend on that stockholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Vote Required for Approval

The approval of the First Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore will have no effect on the approval of the First Charter Amendment Proposal. The First Charter Amendment Proposal is conditioned on the approval of the Trust Amendment Proposal.

In addition to the shares of the Initial Stockholders, the approval of the First Charter Amendment Proposal will require the affirmative vote of at least 16,875,000 shares of Common Stock held by the Public Stockholders (or approximately 56.3% of the Class A Common Stock).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE FIRST CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE SECOND CHARTER AMENDMENT PROPOSAL

Overview

The Company is proposing to amend the Charter pursuant to paragraphs 5, 7, 8 and 9 of the amendment to the Charter in the form set forth in Annex A of this proxy statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Offering Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Second Charter Amendment Proposal

The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions in the Voluntary Redemption in connection with the effectiveness of the First Charter Amendment, irrespective of whether such redemptions would exceed the Redemption Limitation.

If the Second Charter Amendment Proposal is Not Approved

If the Second Charter Amendment Proposal is not approved, we will not redeem Offering Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Second Charter Amendment Proposal is not approved and we receive notice of redemptions of Offering Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor expect to take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Offering Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A Common Stock. Any shares of Class A Common Stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Second Charter Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments to our Charter and we will not redeem any Offering Shares in the Voluntary Redemption. In such case, Offering Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Offering Shares redeemed for cash if the Company has not completed an initial Business Combination by the Original Termination date.

If the Second Charter Amendment Proposal is Approved

If the Second Charter Amendment Proposal is approved, we plan to promptly file the Second Charter Amendment with the Secretary of State of the State of Delaware pursuant to paragraphs 5, 7, 8 and 9 of the Certificate of Amendment in the form set forth in Annex A of this proxy statement and, assuming the First Charter Amendment Proposal is approved and the First Charter Amendment is effected, redeem Offering Shares in the Voluntary Redemption, irrespective of whether such redemptions exceed the Redemption Limitation. However, we may decide to abandon the Second Charter Amendment at any time and for any reason prior to the effectiveness of the filing of the Certificate of Amendment setting forth the Second Charter Amendment with the Secretary of State of the State of Delaware. Assuming the First Charter Amendment Proposal is approved, if we abandon the Second Charter Amendment, Public Stockholders will not have their Offering Shares redeemed in the Voluntary Redemption if the Redemption Limitation is exceeded.

Vote Required for Approval

The approval of the Second Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class.

Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore will have no effect on the approval of the Second Charter Amendment Proposal.

In addition to the shares of the Initial Stockholders, the approval of the Second Charter Amendment Proposal will require the affirmative vote of at least 16,875,000 shares of Common Stock held by the Public Stockholders (or approximately % of the Class A Common Stock).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SECOND CHARTER AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE TRUST AMENDMENT PROPOSAL

Overview

On February 17, 2021, we consummated our initial public offering of 30,000,000 Units to our Public Stockholders (each unit comprising one share of Class A Common Stock and one-fifth of Public Warrant) and the sale of an aggregate of 5,334,334 Private Placement Warrants to our Sponsor. As a result, an amount equal to $300,000,000 was placed in the Trust Account, with Continental acting as trustee. The balance of the Trust Account as of             , 2022 was $        .

Continental’s role as trustee of the Trust Account is subject to the terms and conditions of the Trust Agreement. The Trust Agreement currently provides that Continental shall commence liquidation of the Trust Account only after and promptly after (x) its receipt of the applicable instruction letter delivered by the Company in connection with either a closing of an initial Business Combination or the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) the Original Termination Date. The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of 65% of the then-outstanding shares of Class A Common Stock and Class B Common Stock of the Company, voting together as a single class.

Reasons for the Trust Amendment Proposal

We propose to amend the Trust Agreement, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to change the date on which Continental must commence liquidation of the Trust Account to the Amended Termination Date, such that Continental shall commence liquidation of the Trust Account promptly upon the Amended Termination Date once the Trust Amendment Proposal is approved at the Special Meeting.

After careful consideration of all relevant factors, including, but not limited to, the time value of money and the conclusion that it is very unlikely that the Company would be able to complete a business combination before the Original Termination Date, the Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders and recommends that you vote or give instruction to vote “FOR” the Trust Amendment Proposal.

Consequences if the Trust Amendment Proposal Is Not Approved

If, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Trust Amendment Proposal. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes from the holders of shares of Common Stock at the time of the Special Meeting to approve the Trust Amendment Proposal.

If the Trust Amendment Proposal is not approved at the Special Meeting or at any adjournment thereof or is not implemented, and a business combination is not completed on or before the Original Termination Date, then as contemplated by and in accordance with the Trust Agreement, Continental shall commence liquidation of the Trust Account only and promptly (x) after its receipt of the applicable instruction letter delivered by the Company in connection with the Company’s inability to effect an initial Business Combination within the time frame specified in the Charter or (y) upon the Original Termination Date, if the aforementioned termination letter has not been received by Continental prior to such date.

In addition, each of the Trust Amendment Proposal and the First Charter Amendment Proposal is cross-conditioned on the approval of each other. Due to this cross-conditionality, if the Trust Amendment Proposal is not approved, no redemption will be completed until the Original Termination Date.

Interests of the Sponsor and the Company’s Officers and Directors

When you consider the recommendation of the Board, stockholders should be aware that aside from their interests as stockholders, the Sponsor and the Company’s officers and directors have interests that differ from the interests of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Trust Amendment Proposal. The Company’s stockholders should take the following interests into account when deciding whether to approve the Trust Amendment Proposal:

•

the fact that the Sponsor and the Company’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any shares of Common Stock (other than Offering Shares) held by them. As of the date of the proxy statement, the Sponsor and the Company’s officers and directors hold 7,500,000 Offering Shares, which were purchased as part of the Units sold in the IPO. Therefore, the 5,334,334 Private Placement Warrants held by the Sponsor, for which the Sponsor paid $8,000,000, and the 7,500,000 shares of Class B Common Stock held by the Initial Stockholders, for which they paid $25,000 will become worthless if the Company is not able to consummate a Business Combination within the required time period; and

•

the fact that, if the Trust Account is liquidated in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below (i) $10.00 per Offering Share or (ii) such lesser amount per Offering Share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay its taxes, by the claims of prospective target businesses with which the Company has entered into an acquisition agreement or claims of any third party for services rendered or products sold to the Company or a prospective target business, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval

The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class. The Trust Amendment Proposal is conditioned on the approval of the First Charter Amendment Proposal. Abstentions will be considered present for the purposes of establishing a quorum and will have the effect of a vote “AGAINST” the Trust Amendment Proposal.

In addition to the shares of the Initial Stockholders, the approval of the Trust Amendment Proposal will require the affirmative vote of at least 16,875,000 shares of Common Stock held by the Public Stockholders (or approximately 56.3% of the Class A Common Stock).

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks stockholders to approve the adjournment of the Special Meeting to a later date or dates or without setting an exact date, if necessary, either (x) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient votes from the holders of shares of Common Stock to approve the First Charter Amendment Proposal, the Second Charter Amendment Proposal and/or the Trust Amendment Proposal or (y) if the Board determines before the Special Meeting that is not necessary or no longer desirable to proceed with the First Charter Amendment Proposal, the Second Charter Amendment Proposal and/or the Trust Amendment Proposal. In either such event, the Company will ask stockholders to vote only upon the Adjournment Proposal and not on the First Charter Amendment Proposal, the Second Charter Amendment Proposal or the Trust Amendment Proposal.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes from the holders of shares of Common Stock to approve the First Charter Amendment Proposal, the Second Charter Amendment Proposal and/or the Trust Amendment Proposal. In such event, the First Charter Amendment Proposal, the Second Charter Amendment Proposal and/or the Trust Amendment Proposal would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the holders of at least a majority of all then-outstanding shares of Class A Common Stock and Class B Common Stock, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Special Meeting. Abstentions will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Special Meeting and therefore and will have the effect of a vote “AGAINST” the Adjournment Proposal.

In addition to the shares of the Initial Stockholders, the approval of the Adjournment Proposal will require the affirmative vote of at least 11,250,001 shares of Common Stock held by the Public Stockholders (or approximately 37.5% of the Class A Common Stock) if all shares of Common Stock are represented at the Special Meeting and cast votes, and no additional affirmative vote by the Public Stockholders if only such shares as are required to establish a quorum are represented at the Special Meeting and cast votes.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A Common Stock with respect to the redemption of their shares. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A Common Stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, and investors that actually or constructively own 5% or more of the Class A Common Stock, all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. holders of our Class A Common Stock. For purposes of this discussion, a “U.S. holder” is a beneficial owner of Class A Common Stock that is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

A U.S. holder generally will recognize capital gain or loss in respect of a redemption in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in its Class A Common Stock. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Class A Common Stock or warrants so disposed exceeds one year. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. It is unclear, however, whether the redemption rights with respect to the Class A Common Stock may suspend the running of the applicable holding period for this purpose. If the running of the holding period for the Class A Common Stock is suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares or warrants would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding. In general, information reporting requirements may apply to the proceeds of the redemption of Class A Common Stock, unless the U.S. holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. holders of our Class A Common Stock For purposes of this discussion, a “Non-U.S. holder” is a beneficial owner (other than a partnership) of Class A Common Stock that is not a U.S. Holder.

A Non-U.S. holder generally will not be subject to United States federal income or withholding tax in respect of any gain recognized on a redemption of its Class A Common Stock, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder), in which case the Non-U.S. holder will generally be subject to the same treatment as a U.S. holder with respect to the redemption, and a corporate Non-U.S. holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our Class A Common Stock, and, in the case where shares of our Class A Common Stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the shares of our Class A Common Stock. We do not believe we are or have been a U.S. real property holding corporation.

Information Reporting and Backup Withholding. Information returns will be filed with the IRS in connection with the proceeds from the redemption of our Class A Common Stock. A Non-U.S. holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid information reporting and backup withholding requirements. The amount of any backup withholding from a payment to a Non-U.S. holder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

INFORMATION ABOUT THE COMPANY

General

The Company is a blank-check company incorporated in Delaware on November 12, 2020. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Neither the Company nor its Sponsor is controlled by or has substantial ties with a non-U.S. person.

IPO and Private Placement

On February 17, 2021, we consummated our initial public offering of 30,000,000 Units. The Units were sold at a price of $10.00 per share, generating gross proceeds of $300,000,000. The shares sold in the offering were registered under the Securities Act of 1933, as amended, on a registration statement on Form S-1 (File No. 333-252423). The SEC declared the registration statement effective on February 11, 2021. Concurrently with the closing of the IPO, we consummated the sale of an aggregate of 5,334,334 Private Placement Warrants, at a price of $1.50 per Private Placement Warrant, to our Sponsor for an aggregate purchase price of $8,000,000. The Private Placement Warrants are identical to the Public Warrants, except that, so long as these are held by the Sponsor or its permitted transferees: (i) these will not be redeemable by the Company, (ii) these (including the shares of Common Stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination, (iii) these may be exercised by the holders on a cashless basis, and (iv) these (including the shares of Common Stock issuable upon exercise of the Private Placement Warrants) are entitled to registration rights. The Sponsor has entered into an agreement with us pursuant to which they have agreed to waive their redemption rights with respect to any shares of Common Stock issuable upon exercise of the Private Placement Warrants.

The net proceeds from the issuance of these shares were placed in the Trust Account and were placed in a U.S.-based, non-interest-bearing trust account at JP Morgan Chase Bank, N.A.

Transaction costs amounted to approximately $17.0 million, consisting of $6,000,000 of underwriting commissions, $10,500,000 of deferred underwriting fees and $518,662 of other offering costs.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of                 , 2022, with respect to our shares of Common Stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

In the table below, percentage ownership is based on 37,500,000 shares of Common Stock, consisting of (i) 30,000,000 shares of Class A Common Stock and (ii) 7,500,000 shares of Class B Common Stock, issued and outstanding as of                 , 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we only take into account shares of Common Stock issuable pursuant to the exercise of outstanding warrants if such warrants may be exercised on or before the 60th day after                 , 2022. None of our outstanding warrants are exercisable on or before such date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Five Percent Holders:
Tishman Speyer Innovation Sponsor II, L.L.C.(3)	—	—	7,356,000	98.1%	7,356,000	19.6%
Entities affiliated with Citadel Advisors LLC(4)	2,418,122	8.1%	—	—	2,418,122	6.4%
Entities affiliated with Sculptor Capital LLC(5)	1,574,383	5.3%	—	—	1,574,383	4.2%
Entities affiliated with Saba Capital Management, L.P.(6)	1,513,313	5.0%	—	—	1,513,313	4.0%
Directors and Officers
Robert J. Speyer(3)	—	—	(3)	(3)	—	—
Paul A. Galiano	—	—	—	—	—	—
Jenny Wong	—	—	—	—	—	—
Joshua Kazam(7)	—	—	36,000	*	36,000	*
Jennifer Rubio(7)	—	—	36,000	*	36,000	*
Ned Segal(7)	—	—	36,000	*	36,000	*
Michelangelo Volpi(7)	—	—	36,000	*	36,000	*
All officers and directors as a group (7 individuals)	—	—	144,000	1.9%	144,000	*

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Tishman Speyer, 45 Rockefeller Plaza, New York, New York 10111.
(2)

Shares of Class B common stock are referred to as “Founder Shares.” The Founder Shares will automatically convert into Class A common stock at the time of the Business Combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment. For the avoidance of doubt, beneficial ownership of Class B common stock reflected in this table is not also reflected as beneficial ownership of the Class A common stock into which such shares may be converted.

(3)

Tishman Speyer Innovation Sponsor II, L.L.C., the Sponsor, is the record holder of such shares. The sole manager of the Sponsor is Tishman Speyer Properties, L.P. (“Tishman Speyer”). The general partner of Tishman Speyer is Tishman Speyer Properties, Inc. (“Tishman Speyer GP”). Robert J. Speyer, Chairman and Chief Executive Officer of the Issuer, and Jerry I. Speyer are the co-trustees of a voting trust that holds all voting common stock in Tishman Speyer GP and therefore may be deemed to share voting and investment power with respect to the securities subject to this report. Each of the reporting persons disclaims any beneficial ownership of the securities subject to this report, except to the extent of any pecuniary interest therein.

(4)

According to the Schedule 13G, jointly filed on February 14, 2022 under the Exchange Act by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin (collectively with Citadel Advisors, CAH, CGP, Citadel Securities, CALC4 and CSGP, the “Citadel Parties”) with respect to shares of our Class A common stock owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”), and Citadel Securities. Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. The address of the principal business office of each of the Citadel Parties is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.

(5)

According to the Schedule 13G, jointly filed on June 9, 2022 under the Exchange Act by Sculptor Capital LP (“Sculptor”), Sculptor Capital II LP (“Sculptor-II”), Sculptor Capital Holding Corp. (“SCHC”), Sculptor Capital Holding II LLC (“SCHC-II”), Sculptor Capital Management, Inc. (“SCU”), Sculptor Master Fund, Ltd. (“SCMF”), Sculptor Special Funding, LP (“NRMD”), Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”), Sculptor SC II LP (“NJGC”), and Sculptor Enhanced Master Fund, Ltd. (“SCEN”) with respect to shares of our Class A Common Stock. Sculptor and Sculptor-II serve as the principal investment managers to a number of private funds and discretionary accounts (the “Sculptor Accounts”) and thus may be deemed beneficial owners of the Common Stock in the Sculptor Accounts managed by Sculptor and Sculptor-II. SCHC-II serves as the sole general partner of Sculptor-II and is wholly owned by Sculptor. SCHC serves as the sole general partner of Sculptor. As such, SCHC and SCHC-II may be deemed to control Sculptor as well as Sculptor-II and, therefore, may be deemed to be the beneficial owners of the Common Stock reported in Sculptor’s Schedule 13G. SCU is the sole shareholder of SCHC, and may be deemed a beneficial owner of the Common Stock reported therein. The address of the principal business office of Sculptor, Sculptor-II, SCHC, SCHC-II, and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019. The address of the principal business office of SCMF, SCEN, and SCCO is c/o State Street (Cayman) Trust, Limited, 1 Nexus Way—Suite #5203, PO Box 896, Helicona Courtyard, Camana Bay, Grand Cayman, KY1-1103, Cayman. The address of the principal business office of NRMD is c/o MaplesFS Limited, P.O. Box 1093, Queensgate House, Grand Cayman, KY1-1102, Cayman Islands. The address of the principal business office of NJGC is c/o The Corporation Trust Company 1209 Orange Street, Wilmington DE 19801.

(6)

According to the Schedule 13G, jointly filed on August 26, 2022 under the Exchange Act by Saba Capital Management, LP, Saba Capital Management GP, LLC, and Mr. Boaz R. Weinstein, with respect to shares of our Class A Common Stock. The address of the business office of each of entity or person is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(7)

In January 2021, the Sponsor transferred 30,000 shares of Class B common stock to each of Joshua Kazam, Jennifer Rubio, Ned Segal and Michelangelo Volpi, directors of the Company. On February 12, 2021, the Company effected a 1.2-for-1 forward stock split, resulting in each of our independent directors holding 36,000 founder shares.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, it may send a single copy of this proxy statement to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Tishman Speyer Innovation Corp. II, Rockefeller Center 45 Rockefeller Plaza, New York, New York 10111, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on the Company at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to stockholders of the Company upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company in writing at Tishman Speyer Innovation Corp. II, Rockefeller Center, 45 Rockefeller Plaza, New York, New York 10111 or by telephone at (212) 715-0300.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Innisfree, the proxy solicitor for the Company, by calling (877) 750-5836 (toll-free), or banks and brokers can call (212) 750-5833. You will not be charged for any of the documents that you request.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than                 , 2022.

Annex A

FORM OF

CERTIFICATE OF AMENDMENT

OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TISHMAN SPEYER ACQUISITION CORP. II

Tishman Speyer Acquisition Corp. II, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.

The name of the Corporation is “Tishman Speyer Acquisition Corp. II”. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 12, 2020. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 11, 2021.

2.

This Amendment to the Amended and Restated Certificate of Incorporation (this “Amendment”) has been duly adopted by the Board of Directors of the Corporation and approved by the Corporation’s stockholders in accordance with the provisions of the Amended and Restated Certificate and Section 242 of the General Corporation Law of the State of Delaware.

3.	This Amendment further amends the provisions of the Amended and Restated Certificate.

4.	The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.1(b) in its entirety and inserting the following in lieu thereof:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account ”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of an initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete an initial Business Combination by    , 2022 and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.	The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.2(a) in its entirety and inserting the following in lieu thereof:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

6.	The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.2(d) in its entirety and inserting the following in lieu thereof:

(d) In the event that the Corporation has not consummated an initial Business Combination by     , 2022, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes and up to $100,000 of interest to pay dissolution expenses, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

7.	The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.2(e) in its entirety and inserting the following in lieu thereof:

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

8.	The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.2(f) in its entirety.

9.	The Amended and Restated Certificate is hereby amended by deleting Article IX, Section 9.7 in its entirety and inserting the following in lieu thereof:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by     , 2022 or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment on this day of     , 2022.

TISHMAN SPEYER INNOVATION CORP. II

By:
Name: Robert J. Speyer
Title: Chief Executive Officer

Annex B

Amendment to Investment Management Trust Agreement

THIS AMENDMENT TO INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment Agreement”), dated as of                 , 2022, is made by and between Tishman Speyer Innovation Corp. II, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”), and amends that certain Investment Management Trust Company, effective as of February 11, 2021 (the “Trust Agreement”), by and between the Company and the Trustee. Capitalized terms used but not defined in this Amendment Agreement have the meanings assigned to such terms in the Trust Agreement.

WHEREAS, following the closing of the Company’s initial public offering of 30,000,000 units (the “Offering”) and as of February 17, 2021, a total of $300,000,000.00 of the net proceeds from the Offering was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes payable and up to $100,000 of such net interest to pay dissolution expenses, (x) upon receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit A or Exhibit B, as applicable, or (y) the date which is 24 months after the closing of the Offering, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, shall be distributed to the Public Stockholders of record as of such date;

WHEREAS, Section 6(d) of the Trust Agreement provides that the Trust Agreement may not be changed, amended or modified without the affirmative vote of sixty-five percent (65%) of the then outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), of the Company, voting together as a single class; and

WHEREAS, at a meeting of the stockholders of the Company held on or about the date hereof (the “Special Meeting”), at least sixty five percent (65%) of the voting power of all then outstanding shares of the Common Stock and the Class B Common Stock have voted to approve this Amendment Agreement;

WHEREAS, at the Special Meeting, the stockholders of the Company also voted to approve the amendment and restatement of the Company’s amended and restated certificate of incorporation (the certificate of incorporation, as so amended and restated, the “Second Amended and Restated Certificate”); and

WHEREAS, each of the Company and the Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to the Trust Agreement. Effective as of the execution hereof, Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

‘(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on

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behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Investment Officer or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, to the extent that the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Investment Officer and/or Chairman of the Board certifies pursuant to an incumbency certificate that such officer has signing authority (collectively, the “Authorized Officers”), and, in the case of Exhibit A, acknowledged and agreed to by the underwriters, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes payable and up to $100,000 of such net interest to pay dissolution expenses, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the Amended Termination Date (as such term is defined in the Company’s second amended and restated certificate of incorporation), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes payable and up to $100,000 of such net interest to pay dissolution expenses, shall be distributed to the Public Stockholders of record as of such date;’

2. Amendment to Exhibit B. Effective as of the execution hereof, Exhibit B of the Trust Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.

3. No Further Amendment. The parties hereto agree that except as provided in this Amendment Agreement, the Trust Agreement shall continue unmodified, in full force and effect and constitute legal and binding obligations of all parties thereto in accordance with its terms. This Amendment Agreement forms an integral and inseparable part of the Trust Agreement.

4. References.

(a) All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment Agreement. Notwithstanding the foregoing, references to the date of the Trust Agreement (as amended hereby) and references in the Trust Agreement to “the date hereof,” “the date of this Trust Agreement” and terms of similar import shall in all instances continue to refer to February 11, 2021.

(b) All references to the “amended and restated certificate of incorporation” in the Trust Agreement (as amended by this Amendment Agreement) and terms of similar import shall mean the Second Amended and Restated Certificate.

5. Governing Law; Jurisdiction. This Amendment Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

6. Counterparts. This Amendment Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument

7. Other Miscellaneous Terms. The provisions of Sections 6(i), 6(j) and 6(k) of the Trust Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set forth in full herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
	Name:	Francis Wolf
	Title:	Vice President

TISHMAN SPEYER INNOVATION CORP. II

By:
	Name:	Paul A. Galiano
	Title:	Chief Operating Officer and Chief Financial Officer

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EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account No. Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Tishman Speyer Innovation Corp. II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of February 11, 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a business combination with a Target Business or Target Businesses (the “Business Combination”) within the time frame specified in the Company’s amended and restated certificate of incorporation. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [        ] as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Company’s amended and restated certificate of incorporation. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.

Very truly yours,

Tishman Speyer Innovation Corp. II

By:
Name:
Title:

cc:	BofA Securities, Inc.

Allen & Company LLC

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail TISHMAN SPEYER INNOVATION CORP. II Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend; https://cstproxy.com/tsibcorp/2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. Please mark your votes like this 1. Approval of an amendment to the Company’s amended and restated Certificate of Incorporation (the “Charter”) to change the termination date of the business combination requirement from February 17, 2023 to , 2022. FOR AGAINST ABSTAIN 2. Approval of an amendment to the Charter eliminating the prohibition on redemption of Class A common stock by the Company, when such redemption would result in the Company having net tangible assets of less than $5,000,001. FOR AGAINST ABSTAIN 3. Approval of an amendment to the Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company (“Continental”) to change the date on which Continental must commence liquidation of the trust to , 2022. FOR AGAINST ABSTAIN 4.Adjournment of the special meeting of stockholders to a later date if necessary or appropriate. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date , 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders To view the 2022 Proxy Statement, Attend the Special Meeting, and Submit Questions via Live Audio Webcast, please go to: http://www.cstproxy.com/tsibcorp/2022 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TISHMAN SPEYER INNOVATION CORP. II The undersigned appoints Paul Galiano and Jenny Wong, and each of them as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Tishman Speyer Innovation Corp. II held of record by the undersigned at the close of business on , 2022 at the Special Meeting of Stockholders of Tishman Speyer Innovation Corp. II. to be held on , 2022, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, AND, IF PRESENTED, PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)